HUGHES SUPPLY, INC.

                      1988 Stock Option Plan
                    As Amended March 12, 1996


     1.   PURPOSE

          This 1988 Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain key execu-tive, management and sales employees of Hughes Supply, Inc. (the
"Corporation") or its subsidiary corporations as that term is defined in Article 3 below (the "Subsidiaries"), so that they may acquire or increase their proprietary interest in the success of the Corporation and Subsidiaries, to encourage them to remain in the employ of the Corporation or of the Subsidiaries and as an incentive to work to increase the value of the stock of the Corporation. It is further intended that options issued pursuant to this Plan shall, within the discretion of the Board of Directors of the Corporation, either constitute incentive stock options
("ISO's") within the meaning of Section 422 of the 1986 Internal Revenue Code, as amended (the "Code") or stock options that do not constitute ISO's ("Non ISO's").

     2.   ADMINISTRATION

          The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than three (3) members of the Corporation's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall elect one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts of the Committee taken by a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. No Director while a member of the Committee shall be eligible to receive an option under the Plan, and each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities and Exchange Commission. The Committee shall have the authority, within its sole discretion, to select the employees who shall be granted options, determine the amount of stock to be subject to such options and the terms thereof, and to make the grant of options under the Plan.

          The Committee may, from time to time, but shall not be required to, issue a statement of policy setting forth the general policies to be followed by the Committee with respect to granting of options to employees under the Plan. Such statement of policy may, but shall not be required to, set forth the specific criteria such as supervisory capacity, earnings, length of service and job performance standards to be considered by the Committee in granting options under the Plan.

          The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     3.   ELIGIBILITY

          The persons who shall be eligible to receive options shall be such key executive, management and sales employees
(including officers, whether or not they are Directors) of the Corporation or its Subsidiaries (as such term is defined in Section 424 of the Code) existing from time to time as the Committee shall select from time to time. An optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth.

          An individual who, at the time the option is granted, owns or is considered to own more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries shall be eligible to receive an ISO if, and only if, at the time the ISO is granted the option price is at least one hundred ten percent (110%) of the fair market value of the shares of stock subject to the option and such option, by its terms, is not exercisable after the expiration of five (5) years from the date it is granted. Except for an option meeting the foregoing requirements, no person shall be eligible to receive an ISO, if, at the time the option is granted, such person owns, or is considered to own, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or any of its Subsidiaries.

          For purposes of the preceding paragraph of this Article
3, shares covered by options under this Plan are considered to be owned by the optionee upon the granting of the option and the attribution of ownership rules set forth in Section 424 of the Code shall also apply.

     4.   STOCK

          The stock subject to the options shall be 1,500,000 shares of the Corporation's authorized but unissued or reacquired
$1.00 par value common stock hereafter sometimes called capital stock.

          In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of capital stock allocable to the unexercised portion of such option may again be subjected to an option under the Plan, but any surrendered shares which remain after the surrender of an option under paragraph (o) of Article 5 shall not again become available to be subjected to an option under this Plan.


     5.   TERMS AND CONDITIONS OF OPTIONS: STOCK OPTION AGREEMENTS

          Stock options granted pursuant to the Plan shall be authorized by the Committee as either ISO's or Non ISO's, and shall be evidenced by stock option agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a)  Optionee's Agreement

               Each optionee shall agree to remain in the employ of and to render to the Corporation or Subsidiaries his services, but such agreement shall not impose upon the Corporation or Subsidiaries any obligation to retain the optionee in their employ for any period.

          (b)  Number of Shares

               Each option shall state the number of shares to which it pertains.

          (c)  Option Price

               Each option shall state the option price, which shall be not less than one hundred percent (1008) of the fair market value of the shares of capital stock of the Corporation on the date of the granting of the option or such greater amount as may be required by Article 3 hereof. During such time as such stock is not listed upon an established stock exchange the fair market value per share shall be the mean between dealer "bid" and "ask" prices of the capital stock in over-the-counter market applicable to transactions effected in Orlando, Florida on the day the option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed upon an established stock exchange or exchanges such fair market value shall be deemed to be the highest closing price of the capital stock on such stock exchange or exchanges on the day the option is granted or if no sale of the Corporation's capital stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.

          (d)  Medium and Time of Payment

               The option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash, check or with shares of capital stock of the Corporation valued at their fair market value, as that term is defined in the preceding paragraph.

          (e)  Term and Exercise of Options

               An option shall be exercisable either in whole or in part at any time after the date on which it is granted and prior to its expiration date as provided in the grant of the option, which shall be not more than ten (10) years from the date on which it is granted or such shorter period as may be required by Article 3 hereof. The procedure for exercise of an option shall be as set forth in the Plan and in the stock option agreement evidencing the grant of the option. In the event of any conflict between the language of the stock option agreement and the language of the Plan, the language of the Plan shall govern. No option shall be exercisable after its expiration date. If an ISO and a Non-ISO are granted to an optionee on the same date, the right of the optionee to exercise or surrender either such option shall not be conditioned upon the optionee's failure to exercise or surrender the other such option. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the option. During the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him and no other person shall acquire any rights therein.

          (f)  Annual Dollar Limitation

               The aggregate fair market value (as that term is defined in Article 5(c) above) determined as of the time the option is granted of the stock with respect to which options are exercisable for the first time by the optionee during any calendar year under all stock option plans of the Corporation and its parent and subsidiary corporations shall not exceed $100,000.

          (g)  Legend Requiring Notification of Transfer of Shares

               The Corporation in its discretion may require any certificate representing shares purchased under the Plan to be issued with a legend instructing the transfer agent to notify the Corporation of any disposition of such shares by the optionee to permit the Corporation to determine the tax consequences, if any, to the Corporation of such disposition.

          (h)  Prior Outstanding Option

               The provisions of this Article 5(h) apply only to options granted prior to January 1, 1987 and do not apply to options granted on or after January 1, 1987.

               No option (for purposes of this Article 5(h) called New Option) shall be exercisable while there is outstanding any incentive stock option (as defined in Section 422 of the Code) which incentive option was granted, before granting of the New Option, to the person to whom the New Option is granted, to purchase stock in the Corporation or in a corporation which, at the time the New Option is granted, is a parent or subsidiary corporation of the Corporation, or is a predecessor corporation of the Corporation or such parent or subsidiary corporation. For purposes of determining whether or not there is a prior outstanding option, options are considered to be outstanding until they are exercised in full or expire by lapse of time.

          (i)  Termination of Employment Except Death

               In the event that an optionee shall cease to be employed by the Corporation or Subsidiaries for any reason other than his death and shall be no longer in the employ of any of them, subject to the condition that no option shall be exercisable after its expiration date, such optionee shall have the right to exercise the option at any time within three (3) months after such termination of employment to the extent his right to exercise such option has not previously been exercised at the date of such termination. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination shall be final and conclusive.
For purposes of this paragraph, in the case of an optionee who becomes disabled within the meaning of Section 22(3)(e) of the Code, the words "three months" shall be replaced by the words "one year".

          (j)  Death of Optionee and Transfer of Option

               If the optionee shall die while in the employ of the Corporation or a Subsidiary or within a period of three (3) months after the termination of his employment with the Corporation and all Subsidiaries and shall not have fully exercised the option, an option may be exercised, subject to the condition that no option shall be exercisable after its expiration date, to the extent that the optionee's right to exercise such option at the time of his death had not been previously exercised by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance or by reason of the death of the decedent.

               No option shall be transferable by the optionee otherwise than by Will or the laws of descent and distribution.

          (k)  Recapitalization

               Subject to any required action by the stockholders, the number of shares of capital stock covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of capital stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the capital stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

               Subject to any required action by the stockholders if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of capital stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate provided that each optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part.

               In the event of a change in the capital stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the capital stock within the meaning of the Plan.

               To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that no ISO granted pursuant to this Plan shall be adjusted in a manner that causes that option to fail to continue to qualify as an ISO within the meaning of Section 422 of the Code.

               Except as hereinbefore expressly provided in this
Article 5(k), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of capital stock subject to the option.

               The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (l)  Rights as a Stockholder

               An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him for such shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 5(k) hereof.

          (m)  Modification, Extension and Renewal of Options

               Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an option shall, without consent of the optionee, alter or impair any rights of obligations under any option theretofore granted under the Plan.

          (n)  Investment Purpose

               Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933, or any other applicable law, regulation, or rule of any governmental agency.

          (o)  Surrender Rights

               (i) General Rule. The Committee in its discretion may incorporate into either an ISO or a Non-ISO and set forth in the option agreement a provision to allow an optionee to surrender the option in whole or in part in lieu of the exercise in whole or in part of that option on any date that

                    (1) the fair market value of the shares subject to such option exceeds the option price for such shares and

                    (2) the option to purchase such shares is otherwise exercisable.

               (ii) Procedure. The surrender of an option in whole or in part shall be effected by the delivery of the option agreement to the Committee together with a statement signed by the optionee which specifies the number of shares as to which the optionee surrenders such option (the "Surrendered Shares") and how the optionee desires payment be made for such Surrendered Shares.

               (iii) Payment. An optionee in exchange for the Surrendered Shares shall receive a payment in cash or in shares, or in a combination of cash and shares, equal in amount on the date such surrender is effected to the excess of the fair market value of the Surrendered Shares on such date over the option price for the Surrendered Shares. The Committee acting in its absolute discretion can approve or disapprove an optionee's request for payment in whole or in part in cash and can make that payment in cash or such combination of cash and shares as the Committee deems appropriate. A request for payment only in shares shall be approved and made in shares to the extent payment can be made in whole shares and (at the discretion of the Committee) in cash in lieu of any fractional share.

               (iv) Restrictions. Any option agreement which incorporates a provision to allow an optionee to surrender an option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such option as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (p) Other Provisions

               The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable. Any such option agreement with respect to an ISO shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will continue to be an "incentive stock option" as defined in Section 422 of the Code or to conform to any change in applicable law.

     6.   EFFECTIVE DATE AND TERM OF PLAN

          This Plan, which was initially adopted as the Hughes Supply, Inc. Employee Incentive Stock Option Plan became effective upon its adoption by the Board of Directors on November 19, 1981 and shall remain in effect and options may be granted hereunder from time to time until ten (10) years from May 17, 1988, the date of stockholder approval of the most recent amendment to the Plan increasing the number of shares as to which options ("Amendment Options") may be granted hereunder or until terminated by the Board of Directors in accordance with Article 8 hereof, whichever is earlier. Notwithstanding the foregoing part of this Article 6, with respect to any amendment to this Plan adopted for the purpose of increasing the number of shares as to which Amendment Options may be granted hereunder, the Plan shall remain in effect as to Amendment Options and Amendment Options may be granted hereunder from time to time until ten (10) years from the date such amendment is adopted, or the date such amendment is approved by the stockholders, or until the Plan, as amended, is terminated by the Board of Directors in accordance with Article 8 hereof, whichever is earlier. For purposes of options outstanding under the Plan the Plan shall continue in effect until all outstanding options have been exercised in full or surrendered in full or are no longer exercisable.

     7.   INDEMNIFICATION OF COMMITTEE

          In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof, not to exceed, in the judgment of the Board of Directors, the estimated expense of litigating the proceeding to conclusion (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the member of the Committee is liable. A Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

     8.   AMENDMENT OF THE PLAN

          The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan, extend the term of the Plan or the term of any option which may be granted under the Plan, materially change the designation of the class of employees eligible to receive options, or materially increase the benefits accruing under the Plan (materially, in each case, within the meaning of Rule 16b-3 implementing the Securities Exchange Act of
1934), decrease the price at which options may be granted, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an option under the Plan while serving thereon. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause any ISO's issued under it to fail to meet the requirements of qualified stock options as defined in Section 422 of the Code.

     9.   APPLICATION OF FUNDS

          The proceeds received by the Corporation from the sale of capital stock pursuant to options will be used for general corporate purposes.

     10.  NO OBLIGATION TO EXERCISE OPTION

          The granting of an option shall impose no obligation upon the optionee to exercise such option.

     11.  WITHHOLDING

          The exercise or surrender of any option granted under the Plan shall constitute an optionee's full and complete consent to whatever action the Committee directs to satisfy the federal and state withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

     12.  CONSTRUCTION

          The Plan shall be construed under the laws of the State of Florida.

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